                      THE FULCRUM FUND-SM- NEXT GENERATION

           A MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

This Prospectus describes THE FULCRUM FUND -SM- NEXT GENERATION contracts ("the Contract"), a modified single payment variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company ("we," "our," "us" or "Company"). The Contract provides for life insurance coverage and for the accumulation of a Contract Value. The Contract requires the Contract Owner to make an initial Payment of at least $25,000.

Contract Value may accumulate on a variable basis in the Contract's variable account, known as the Fulcrum Variable Life Separate Account ("Variable Account"). The assets of the Variable Account are divided into sub-accounts ("Sub-Accounts"), each investing exclusively in shares of one of the series of an underlying investment company. The following portfolios of THE PALLADIAN-SM-TRUST ("The Palladian-SM- Trust" or "Palladian") are offered under the Contract:

                                VALUE PORTFOLIO

                                GROWTH PORTFOLIO

                         INTERNATIONAL GROWTH PORTFOLIO

                       GLOBAL STRATEGIC INCOME PORTFOLIO

                     GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

The following series of ALLMERICA INVESTMENT TRUST ("Trust") is offered under the Contract:

                               MONEY MARKET FUND

Contract Values may also be allocated to the Fixed Account, which is part of the Company's General Account. Amounts allocated to the Fixed Account earn interest at a guaranteed rate from the date allocated to the next Contract anniversary.

Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the Contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax, except in certain cases described in FEDERAL TAX CONSIDERATIONS.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE PALLADIAN-SM- TRUST AND ALLMERICA INVESTMENT TRUST. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES COMMISSIONS HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1998

               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                 (508) 855-1000

                               TABLE OF CONTENTS

SPECIAL TERMS..............................................................    3
SUMMARY....................................................................    6
DESCRIPTION OF ALLMERICA FINANCIAL, THE VARIABLE ACCOUNT,
 THE PALLADIAN-SM- TRUST AND ALLMERICA INVESTMENT TRUST....................   14
  Allmerica Financial......................................................   14
  The Variable Account.....................................................   14
  The Palladian-SM- Trust..................................................   14
  Allmerica Investment Trust...............................................   15
INVESTMENT OBJECTIVES AND POLICIES.........................................   16
THE CONTRACT...............................................................   17
  Application for a Contract...............................................   17
  Free-Look Period.........................................................   17
  Conversion Privilege.....................................................   17
  Payments.................................................................   18
  Allocation of Net Payments...............................................   18
  Transfer Privilege.......................................................   18
  Death Benefit............................................................   19
  Contract Value...........................................................   20
  Payment Options..........................................................   22
  Optional Insurance Benefits..............................................   22
  Surrender................................................................   22
  Partial Withdrawal.......................................................   22
CHARGES AND DEDUCTIONS.....................................................   23
  Monthly Deductions.......................................................   23
  Daily Deductions.........................................................   24
  Surrender Charge.........................................................   24
  Partial Withdrawal Costs.................................................   25
  Transfer Charges.........................................................   25
CONTRACT LOANS.............................................................   25
CONTRACT TERMINATION AND REINSTATEMENT.....................................   26
OTHER CONTRACT PROVISIONS..................................................   27
FEDERAL TAX CONSIDERATIONS.................................................   28
  Allmerica Financial and The Variable Account.............................   28
  Taxation of the Contracts................................................   28
VOTING RIGHTS..............................................................   30
DIRECTORS AND PRINCIPAL OFFICERS...........................................   31
DISTRIBUTION...............................................................   32
REPORTS....................................................................   32
PERFORMANCE INFORMATION....................................................   32
LEGAL PROCEEDINGS..........................................................   34
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..........................   34
FURTHER INFORMATION........................................................   34
INDEPENDENT ACCOUNTANTS....................................................   35
MORE INFORMATION ABOUT THE FIXED ACCOUNT...................................   35
FINANCIAL STATEMENTS.......................................................   35
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE..........................  A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS..................................  B-1
APPENDIX C -- PAYMENT OPTIONS..............................................  C-1
APPENDIX D -- ILLUSTRATIONS................................................  D-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us" and "Company" refer to Allmerica Financial in this Prospectus.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this Prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your Payment) or the Guideline Minimum Sum Insured ( the minimum death benefit federal law requires), whichever is greater.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no Payments may be made and the Net Death Benefit is the Contract value less any Outstanding Loan.

FIXED ACCOUNT: a guaranteed account of the General Account that guarantees principal and a fixed minimum interest rate.

FUNDS: the portfolios of The Palladian-SM- Trust and the fund of Allmerica Investment Trust which are offered under the Contract. These are the Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio of The Palladian-SM-Trust and the Money Market Fund of Allmerica Investment Trust.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of

    - The Contract Value TIMES

    - A percentage based on the Insured's Age

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

ISSUANCE AND ACCEPTANCE: the date we mail the Contract if the application is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PAYMENT: the payment you must make to us.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") policy. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's Underwriting Class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no Payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Fulcrum Variable Life Separate Account, one of Allmerica Financial's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                                    SUMMARY

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers who are compensated on an incentive fee basis; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payments, choose investment allocations, and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die policy, the Net Death Benefit will be paid on the death of the last surviving Insured. The Death Benefit is the Face Amount (the amount of insurance determined by your Payment) or the minimum death benefit federal tax law requires, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges. However, after the Final Payment Date, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire Payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?

You currently have a choice of six Funds:

    - Value Portfolio of The Palladian-SM- Trust
     Managed by GAMCO Investors, Inc.;

    - Growth Portfolio of The Palladian-SM- Trust
     Managed by Stonehill Capital Management, Inc.;

    - International Growth Portfolio of The Palladian-SM- Trust,
     Managed by Bee & Associates Incorporated;

    - Global Strategic Income Portfolio of The Palladian-SM- Trust, Managed by Allmerica Asset Management, Inc.

    - Global Interactive/Telecomm Portfolio of The Palladian-SM- Trust, Managed by GAMCO Investors, Inc.; and

    - Money Market Fund of Allmerica Investment Trust.
     Managed by Allmerica Asset Management, Inc.

This range of investment choices allows you to allocate your money among the various Funds to meet your investment needs. If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, we will allocate all Sub-Account investments to the Money Market Fund. Relocation will then be made to the Sub-Account investments you selected on the application no later than the expiration of the Right to Cancel period.

The Contract also offers a Fixed Account. The Fixed Account is a guaranteed account offering a minimum interest rate. It is part of the General Account of the Company.

WHO ARE THE INVESTMENT ADVISERS?

THE PALLADIAN-SM- TRUST. Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an affiliate of the Company, serves as overall manager of The Palladian-SM- Trust and is responsible for administrative and general supervisory services to the Portfolios. The Palladian-SM- Trust and AFIMS have entered into Sub-Adviser Agreements with certain investment advisers for investment management services for the Portfolios.

The Portfolio Managers of the five Portfolios of The Palladian-SM- Trust are as follows:

PORTFOLIO                                   PORTFOLIO MANAGER
------------------------------------------  ------------------------------------------
Value Portfolio                             GAMCO Investors, Inc.
Growth Portfolio                            Stonehill Capital Management, Inc.
International Growth Portfolio              Bee & Associates Incorporated
Global Strategic Income Portfolio           Allmerica Asset Management, Inc.
Global Interactive/Telecomm Portfolio       GAMCO Investors, Inc.

The Portfolio Managers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

ALLMERICA INVESTMENT TRUST. AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of its Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a Sub-Adviser Agreement with its affiliate, Allmerica Asset Management, Inc., for investment management services for the Money Market Fund.

For more information, see "The Palladian-SM- Trust" and "Allmerica Investment Trust."

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix, or choose automatic dollar-cost averaging to gradually move funds into one or more Sub-Accounts. See THE CONTRACT -- "Transfer Privilege."

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional Payments of at least $10,000 may be made as long as the total Payments do not exceed the Maximum Payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of your Contract Value less the surrender charge. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0%. However, any portion of the Outstanding Loan that is a preferred loan will be credited with not less than 5.50%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-Rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.

You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to partial withdrawal costs and any applicable surrender charges. The Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. A surrender or partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional Payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by the rider.

CAN I CONVERT MY CONTRACT INTO A NON-VARIABLE CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payments to the Fixed Account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - a $2.50 maintenance fee from Contracts with a Contract Value of less than $50,000 (See "Maintenance Fee");

    - 0.40% on an annual basis for the administrative expenses (See "Administration Charge");

    - 0.20% to 2.50% (depending on the type of Contract and Underwriting Class) on an annual basis for the cost of insurance (See "Monthly Insurance Protection Charge"); and

     For the first ten Contract years:

      * 0.30% on an annual basis for distribution expenses (See "Distribution Fee"); and

      * 0.40% on an annual basis for federal, state and local taxes (See "Federal & State Payment Tax Charge").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge").

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. The levels of fees and expenses vary among the Funds. For more information concerning fees and expenses, see the prospectuses of the Funds.

The following table gives certain fee and expense information for the Funds for 1997. However, a performance-based management fee is provided for under the Management Agreements for the Portfolios of The Palladian-SM- Trust. The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. Because of the possibility of wide variations in the management fees from year-to-year, hypothetical expense information assuming fees of 0.00%, 2.00% and 4.00%, is shown below under "MORE INFORMATION ABOUT PERFORMANCE FEES."

                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE         TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)        EXPENSES
------------------------------------------------  ----------------  -------------------  ---------------
Value Portfolio.................................          0.14%(1)           1.00%(2)           1.14%
Growth Portfolio................................          0.20%(1)           1.00%(2)           1.20%
International Growth Portfolio..................          0.58%(1)           1.20%(2)           1.78%
Global Strategic Income Portfolio...............          0.40%(3)           1.20%(2)           1.60%
Global Interactive/Telecomm Portfolio...........          0.27%(1)           1.20%(2)           1.47%
Money Market Fund...............................          0.27%              0.08%              0.35%(4)

(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.

(2) Restated to reflect the expense limitation in effect during 1998. AFIMS has agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "other expenses" during 1998 (i.e., expenses other than management fees) exceed the following expense limitations: 1.00% for the Value Portfolio, 1.00% for the Growth Portfolio, 1.20% for the International Growth Portfolio, 1.20% for the Global Strategic Income Portfolio, and 1.20% for the Global Interactive/Telecomm Portfolio. The limitations are in effect through December 31, 1998. For the Value Portfolio and the Growth Portfolio, different expense limitations were in effect during 1997. Without the effect of expense limitations, the 1997 "Other Expenses" ratios would have been the following:
4.75% for the Value Portfolio, 6.12% for the Growth Portfolio, 7.11%% for the International Growth Portfolio, 6.68% for the Global Strategic Income Portfolio, and 7.26% for the Global Interactive/Telecomm Portfolio.

(3) The actual management fee for the Global Strategic Income Portfolio for 1997 was 0.41%. The fee has been restated to 0.40% because, effective April 13, 1998, a new Portfolio Manager is in place. At a meeting of the Board of Trustees of The Palladian-SM- Trust ("Board") which was held on April 9, 1998, the Board approved a new Portfolio Management Agreement with Allmerica Asset Management, Inc. ("AAM"). The Portfolio Management Agreement is subject to the approval of shareholders at a meeting scheduled for June 8, 1998. The Portfolio Management Agreement provides that during the Portfolio Manager's first year of service, the Portfolio will pay a fixed annual fee of 0.80% of average daily net assets, rather than paying a performance-based fee. After the twelfth full calendar month has elapsed under the Portfolio Management Agreement, the performance-based fee will be in effect. Although the Agreement sets the fee at 0.80% through April 30, 1999, the fee is subject to two important limitations. First, until June 8, 1998, when the Portfolio Management Agreement is to be presented at the shareholder meeting for approval, the fee will be calculated at the lesser of the following two rates: (1) 0.80%; and (2) the rate that would have applied under the old advisory Agreement. The latter rate varies based on prior performance, but as noted above was 0.41% for 1997. Second, the Manager and the Portfolio Manager have voluntarily agreed to limit their fee from June 9, 1998 through April 30, 1999 to an annual rate of 0.40%. See the Prospectus of The Palladian-SM- Trust for more information.

(4) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1997. The limitation may be terminated at any time.

MORE INFORMATION ABOUT PERFORMANCE FEES

The tables below show the expenses of the Portfolios of The Palladian-SM- Trust as if the Portfolios paid performance based management fees of 0%, 2%, and 4%, respectively.

A performance-based management fee is currently in effect for the Portfolios of The Palladian-SM- Trust, other than the Global Strategic Income Portfolio. The base fee is 2.00%, but the actual fee may vary from between

0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% will be paid if the Portfolio's performance (net of all fees and expenses, including the management fee) is between 1.5 and 3.0 percentage points higher than the applicable benchmark index. A fee of 4.00% will be paid only if the Portfolio's performance (net of all fees and expenses, including the management fee) is at least 7.5 percentage points higher than the applicable benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the applicable benchmark index; see the prospectus of The Palladian-SM- Trust for more details. Because of this variation, expense information assuming fees of 0.00%, 2.00% and 4.00% is shown below. The fee, however, could be any figure between 0.00% and 4.00%. In 1997, the actual management fees were 0.14% for the Value Portfolio, 0.20% for the Growth Portfolio, 0.58% for the International Growth Portfolio, and 0.27% for the and Global Interactive/Telecomm Portfolio.

For the first 12 full calendar months after a new Portfolio Manager is hired (or, in the case of a Portfolio that had only one Portfolio Manager, for the first 12 full calendar months of operations, the advisory agreement set the management fee at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is relevant for only one Portfolio -- the Global Strategic Income Portfolio. That Portfolio has retained AAM as Portfolio Manager effective April 13, 1998. The Portfolio Management Agreement with AAM provides that, during AAM's first year of service the Portfolio will pay a fixed annual fee of 0.80% of average daily net assets, rather than paying a performance-based fee. After the twelfth full calendar month has elapsed under the Portfolio Management Agreement, the performance-based fee arrangement described above will be in effect. However, AFIMS and AAM have voluntarily agreed that for the first year (through April 30, 1999) the management fee will be capped at 0.40%. The fee is subject to additional limitations. For more information, see Footnote 3, below, and the prospectus for The Palladian-SM- Trust.

EXAMPLE 1 -- ASSUMING ADVISORY FEE OF 0.00% FOR THE PORTFOLIOS OF THE
  PALLADIAN-SM- TRUST.

(For the fee to be 0.00% a Portfolio's performance, net of all fees and expenses, would have to be more than 3.0 percentage points below the benchmark index.)

                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE         TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)        EXPENSES
------------------------------------------------  ----------------  -------------------  ---------------
Value Portfolio.................................          0.00%(1)           1.00%(2)           1.00%
Growth Portfolio................................          0.00%(1)           1.00%(2)           1.00%
International Growth Portfolio..................          0.00%(1)           1.20%(2)           1.20%
Global Strategic Income Portfolio...............          0.00%(3)           1.20%(2)           1.20%
Global Interactive/Telecomm Portfolio...........          0.00%(1)           1.20%(2)           1.20%
Money Market Fund...............................          0.27%              0.08%              0.35%(4)

EXAMPLE 2 -- ASSUMING ADVISORY FEE OF 2.00% FOR THE PORTFOLIOS OF THE
  PALLADIAN-SM- TRUST.

(For the fee to be 2.00%, a Portfolio's performance, net of all fees and expenses, would have to be between 1.5 and 3.0 percentage points higher than the benchmark index.)

                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE         TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)        EXPENSES
------------------------------------------------  ----------------  -------------------  ---------------
Value Portfolio.................................          2.00%(1)           1.00%(2)           3.00%
Growth Portfolio................................          2.00%(1)           1.00%(2)           3.00%
International Growth Portfolio..................          2.00%(1)           1.20%(2)           3.20%
Global Strategic Income Portfolio...............          2.00%(3)           1.20%(2)           3.20%
Global Interactive/Telecomm Portfolio...........          2.00%(1)           1.20%(2)           3.20%
Money Market Fund...............................          0.27%              0.08%              0.35%(4)

EXAMPLE 3 -- ASSUMING ADVISORY FEE OF 4.00% FOR THE PORTFOLIOS OF THE
  PALLADIAN-SM- TRUST.

(For the fee to be 4.00%, a Portfolio's performance, net of all fees and expenses, would have to be at least 7.5 percentage points higher than the benchmark index.)

                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE         TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)        EXPENSES
------------------------------------------------  ----------------  -------------------  ---------------
Value Portfolio.................................          4.00%(1)           1.00%(2)           5.00%
Growth Portfolio................................          4.00%(1)           1.00%(2)           5.00%
International Growth Portfolio..................          4.00%(1)           1.20%(2)           5.20%
Global Strategic Income Portfolio...............          4.00%(3)           1.20%(2)           5.20%
Global Interactive/Telecomm Portfolio...........          4.00%(1)           1.20%(2)           5.20%
Money Market Fund...............................          0.27%              0.08%              0.35%(4)

(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.

(2) AFIMS has agreed to limit operating expenses and reimburse those expenses to the extent that the "other expenses" of the Portfolios during 1998 (i.e., expenses other than management fees) exceed the following expense limitations:
1.00% for the Value Portfolio, 1.00% for the Growth Portfolio, 1.20% for the International Growth Portfolio, 1.20% for the Global Strategic Income Portfolio, and 1.20% for the Global Interactive/Telecomm Portfolio. The limitations are in effect through December 31, 1998. For the Value Portfolio and the Growth Portfolio, different expense limitations were in effect during 1997. Without the effect of expense limitations, the 1997 "Other Expenses" ratios would have been the following: 4.75% for the Value Portfolio, 6.12% for the Growth Portfolio, 7.11% for the International Growth Portfolio, 6.68% for the Global Strategic Income Portfolio, and 7.26% for the Global Interactive/Telecomm Portfolio.

(3) The actual management fee for the Global Strategic Income Portfolio for 1997 was 0.41%. The fee has been restated to 0.40% because, effective April 13, 1998, a new Portfolio Manager is in place. At a meeting of the Board of Trustees of The Palladian-SM- Trust ("Board") which was held on April 9, 1998, the Board approved a new Portfolio Management Agreement with Allmerica Asset Management, Inc. ("AAM"). The Portfolio Management Agreement is subject to the approval of shareholders at a meeting scheduled for June 8, 1998. The Portfolio Management Agreement provides that during the Portfolio Manager's first year of service, the Portfolio will pay a fixed annual fee of 0.80% of average daily net assets, rather than paying a performance-based fee. After the twelfth full calendar month has elapsed under the Portfolio Management Agreement, the performance-based fee will be in effect. Although the Agreement sets the fee at 0.80% through April 30, 1999, the fee is subject to two important limitations. First, until June 8, 1998, when the Portfolio Management Agreement is to be presented at the shareholder meeting for approval, the fee will be calculated at the lesser of the following two rates: (1) 0.80%; and (2) the rate that would have applied under the old advisory Agreement. The latter rate varies based on prior performance, but as noted above was 0.41% for 1997. Second, the Manager and the Portfolio Manager have voluntarily agreed to limit their fee from June 9, 1998 through April 30, 1999 to an annual rate of 0.40%. See the Prospectus of The Palladian-SM- Trust for more information.

(4) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1997. The limitation may be terminated at any time.

THE PRECEDING EXPENSE INFORMATION WAS PROVIDED TO US BY THE FUNDS, AND WE HAVE NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THESE FUND EXPENSES ARE NOT DIRECT CHARGES AGAINST SUB-ACCOUNT ASSETS OR REDUCTIONS FROM CONTRACT VALUE; RATHER, THESE FUND EXPENSES ARE TAKEN INTO CONSIDERATION IN COMPUTING EACH FUND'S NET ASSET VALUE, WHICH IS THE SHARE PRICE USED THE CALCULATE THE UNIT VALUES OF THE SUB-ACCOUNTS. FOR MORE INFORMATION CONCERNING FEES AND EXPENSES, SEE THE PROSPECTUSES OF THE PALLADIAN-SM- TRUST AND ALLMERICA INVESTMENT TRUST.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- This charge applies on full surrenders within ten Contract years. The surrender charge begins at 9.75% of the Payment and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Costs -- We deduct from the Contract Value the following for partial withdrawals:

      - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs; and

      - A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero.

There is a 62-day grace period in this situation. You may reinstate your Contract within three years after the grace period, within limits.

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, an exchange under Section 1035 of the Internal Revenue Service Code ("Code") of a life insurance contract entered into before June 21, 1988 will not cause the this Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See FEDERAL TAX CONSIDERATION -- "Taxation of the Contracts."

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. This Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named Beneficiary. The Contract and its attached application are the entire agreement between you and the Company.

                      DESCRIPTION OF ALLMERICA FINANCIAL,
                 THE VARIABLE ACCOUNT, THE PALLADIAN-SM- TRUST
                         AND ALLMERICA INVESTMENT TRUST

ALLMERICA FINANCIAL. Allmerica Financial is a life insurance company organized under the laws of Delaware in 1974. We are an indirect, wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"). First Allmerica was organized under the laws of Massachusetts in 1844, and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-508-855-1000. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

Allmerica Financial is a charter member of the Insurance Marketplace Standard Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. The Variable Account is a separate investment account with six Sub-Accounts. Each Sub-Account invests in a Fund of The Palladian Trust and Allmerica Investment Trust. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of Allmerica Financial. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

THE PALLADIAN-SM- TRUST. The Palladian-SM- Trust was established as a Massachusetts business trust on September 8, 1993, and is registered with the SEC as a management investment company. Five investment portfolios are currently available under the Contract. The assets of each Portfolio are held separate from the assets of the other Portfolios. Each Portfolio operates as a separate investment vehicle and the income or losses of one Portfolio have no effect on the investment performance of another Portfolio. Shares of The Palladian-SM-Trust are not offered to the general public, but solely to separate accounts of insurance companies for the purpose of providing a vehicle for the investment of assets.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of The Palladian-SM- Trust and is responsible for general investment supervisory services to the Portfolios. The Palladian-SM- Trust and AFIMS have retained several Portfolio Managers to manage the assets of each Portfolio. AFIMS is located at 440 Lincoln Street, Worcester, MA 01653.

The five Portfolios of The Palladian-SM- Trust and their respective Portfolio Managers are as follows:

PORTFOLIO                             PORTFOLIO MANAGER
------------------------------------  ------------------------------------
The Value Portfolio                   GAMCO Investors, Inc.
The Growth Portfolio                  Stonehill Capital Management, Inc.
The International Growth Portfolio    Bee & Associates Incorporated
The Global Strategic Income           Allmerica Asset Management, Inc.
Portfolio                             GAMCO Investors, Inc.
The Global Interactive/Telecomm
Portfolio

Allmerica Asset Management, Inc. ("AAM") is an affiliate of the Company and of AFIMS. The other Portfolio Managers are not affiliated with the Company or with AFIMS.

The Palladian-SM- Trust currently pays AFIMS and the Portfolio Managers a monthly fee (the "management fee") based on the average daily net assets of each Portfolio. For the first year that a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first year of operations) the advisory fee is set at an annual rate of 0.80% of the Portfolio's average daily net assets. After the twelfth full calendar month has elapsed, the performance-based fee will be in effect. As of the date of this prospectus, this first year fee arrangement is in effect for only one Portfolio -- the Global Strategic Income Portfolio. That Portfolio has a new Portfolio Manager, Allmerica Asset Management, Inc. ("AAM"), effective April 13, 1998. The Portfolio Management Agreement with AAM is subject to the approval of shareholders at a meeting scheduled to be held no later than June 8, 1998. Until the Portfolio Management Agreement is approved by shareholders, the advisory fee will be the lesser of (1) the 0.80% fee and (2) the rate that would have applied under the advisory agreement with the Portfolio's previous Portfolio Manager. However, AFIMS and AAM have voluntarily agreed that for the first year (through April 30, 1999) the management fee for the Global Strategic Income Portfolio will be set at 0.40%.

Other than for the Global Strategic Income Portfolio, each Portfolio Manager is currently paid on an incentive fee basis, which could result in either higher than average management fees or, possibly, no management fee at all, depending on how well each Portfolio Manager performs. There are two components to the management fee: the basic fee and the incentive fee. The management fee is structured to vary based upon the Portfolio's performance (after expenses) compared to that of an appropriate market benchmark selected for that Portfolio. The management fee schedule provides for an incentive performance fee for superior performance, and provides for lower fee for sub-par performance. The base fee is 2.00%, but may vary from 0.00% to 4.00% depending on the Portfolio's performance.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust is an open-end, diversified, management investment company registered with the SEC under the 1940 Act.

Allmerica Investment Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various variable accounts established by the Company or other affiliated insurance companies. The Money Market Fund of Allmerica Investment Trust is available under the Contract; certain other funds of Allmerica Investment Trust are not currently offered under the Contract. Shares of the Trust are not offered to the general public but solely to such variable accounts.

AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of the Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a Sub-Adviser Agreement with its affiliate, Allmerica Asset Management, Inc. ("AAM") for investment management services for the Money Market Fund. Under the Sub-Adviser Agreement, AAM is authorized to engage in portfolio transactions on behalf of the Money Market Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of the Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the Fund. Both AFIMS and AAM are located at 440 Lincoln Street, Worcester, Massachusetts 01653.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act") other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with First Allmerica and its affiliates and subsidiaries, expenses for proxies, prospectuses, reports to shareholders and other expenses.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund as follows: 0.35% on net asset value up to $50,000,000; 0.25% on the next $200,000,000; and 0.20% on the remainder. The fee is paid from the assets of the Money Market Fund. AFIMS is solely responsible for the payment of all fees for investment management services to AAM, which will be a fee of 0.10%, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE PALLADIAN-SM- TRUST AND ALLMERICA INVESTMENT TRUST WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of Palladian-SM- and the Trust are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of a Contract will equal or exceed the aggregate amount of the Payments made under the Contract.

VALUE PORTFOLIO seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

GROWTH PORTFOLIO seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

INTERNATIONAL GROWTH PORTFOLIO seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

GLOBAL STRATEGIC INCOME PORTFOLIO seeks to make money for investors by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

GLOBAL INTERACTIVE/TELECOMM PORTFOLIO seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

MONEY MARKET FUND seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

If there is a material change in the investment policy of a Fund, the Contract Owner will be notified of the change. If the Contract Owner has Contract Value allocated to that Fund, he or she may have the Contract Value reallocated without charge to another Fund or to the Fixed Account, where available, on Written Request received by the Company within sixty (60) days of the later of:
(1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Contract Owner's right to transfer.

                                  THE CONTRACT

APPLICATION FOR A CONTRACT. Individuals wishing to purchase a Contract must complete an application and submit it to an authorized registered agent or to Allmerica Financial at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial Payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the Payment made.

If the initial Payment is not made with the application, on Contract delivery we will require the initial Payment to place the insurance in force.

If you made the initial Payment before the date of Issuance and Acceptance, we will allocate the Payment to our General Account within two business days of receipt of the Payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, WE WILL ISSUE AN ANNUITY CONTRACT. HOWEVER, IF THE CONTRACT OWNER HAS ELECTED NOT TO RECEIVE THE ANNUITY CONTRACT ON THE APPLICATION, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of Payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free-Look Period"), we will initially allocate your Sub-Account investments to the Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

FREE-LOOK PERIOD. The Contract provides for a free-look period under the Right to Cancel provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire Payment. If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account: PLUS

    - All fees, charges and taxes which have been imposed.

We may delay a refund of any Payment made by check until the check has cleared your bank. Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE. Within 24 months of the Date of Issue, you can convert your Contract into a non-variable Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future Payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS. The Contracts are designed for a large single Payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial Payment Allmerica Financial requires for a contract is $25,000. The initial Payment is used to determine the Face Amount. The Face Amount will be determined by treating the Payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the Payment amount, the application will be amended and a Contract with a higher Face Amount will be issued. If the Face Amount specified is less than 80% of the Guideline Single Premium for the Payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to Allmerica Financial. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional Payment, after the initial Payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional Payments. However, no additional Payment may be less than $10,000 without our consent. Any additional Payments may not cause total Payments to exceed the Maximum Payment on the specifications page of your Contract.

Total Payments may not exceed the current maximum payment limits under federal tax law. Where total Payments would exceed the current maximum payment limits, we will only accept that part of a Payment that will make total Payments equal the maximum. We will return any part of a Payment that is greater than that amount. However, we will accept a Payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS. In the application for your Contract, you decide the initial allocation of the Payment among the Sub-Account and the Fixed Account. You may allocate the Payment to one or more of the Sub-Accounts and/or the Fixed Account. The minimum amount that you may allocate to a Sub-Account is 1.0% of the Payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of any future Payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of Allmerica Financial and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, Allmerica Financial may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a Contract Owner identify themselves by name and identify the Contract Owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing Payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE. At any time prior to the election of a Payment Option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we will deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

You may apply for automatic transfers from the Fixed Account, the Global Strategic Income Sub-Account or the Money Market Sub-Account to one or more of the other Sub-Accounts every one, two, three, six or twelve months. Each automatic transfer must be at least $100. If the Fixed Account or the Sub-Account from which the automatic transfer is to be made is zero, the automatic transfer will cease. The Contract Owner must reapply for any future automatic transfers.

You may also apply for automatic account rebalancing in order to allocate Contract Value among the Sub-Accounts every one, two, three, six or twelve months. The Fixed Account is not included in the automatic account rebalancing.

We will process automatic transfers or automatic rebalancing on the 15th of each scheduled month. If the 15th is not a business day or is the Monthly Processing Date, we will process the automatic transfer or automatic rebalancing on the next business day.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred;

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    - Minimum period between transfers involving the Fixed Account; and

    - Maximum amounts that may be transferred from the Fixed Account.

Transfers involving the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value.

These rules are subject to change by Allmerica Financial.

DEATH BENEFIT. If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For second-to-die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract owner. See APPENDIX C -- PAYMENT OPTIONS.

Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit: MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

In most states, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death.

The Death Benefit is the GREATER of the:

    - Face Amount; OR

    - Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED. The guideline minimum sum insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The guideline minimum sum insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance contract, and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

ILLUSTRATION. In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Contract Value, if the Contract Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $40,000 will increase the Death Benefit by $2.50. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); Contract Value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and Contract Value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if Contract Value exceeds $40,000, each dollar taken out of Contract Value will reduce the Death Benefit by $2.50. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the Contract Value multiplied by the applicable percentage from the table in APPENDIX A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 face amount unless the Contract Value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from Contract Value would change the Death Benefit by $1.85.

CONTRACT VALUE. The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your Payments;

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE. We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your Payment plus any interest earned during the period it was allocated to the General Account (see THE CONTRACT -- "Application for a Contract"); MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

      - The number of Units in each Sub-Account; TIMES

      - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT. We allocate each Payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the Payment allocated to the Sub-Account; DIVIDED BY

    - The dollar value of a Unit on the Valuation Date the Payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The net investment factor.

NET INVESTMENT FACTOR. The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS. The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by Allmerica Financial. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS. You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL BENEFIT.

SURRENDER. You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value; MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGE. The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL. You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-Rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- SURRENDER CHARGES and CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of Written Request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges or partial withdrawal charges are imposed, and no commissions are paid where the Contract Owner as of the date of application is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses of the above persons or any children of the above persons.

MONTHLY DEDUCTIONS. On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $50,000 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.40% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the Payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies between an annual rate of 0.20% and 2.50% of the Contract Value depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for second-to-die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco users and non-tobacco users. Any change in the insurance protection rates will apply to all Insureds of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the Age of 18 at the Date of Issue in a standard (regular??) or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to 0.30% of the Contract Value. We will monitor distribution charges, federal tax charges and the sales charge portion of the surrender fee deducted under a Contract to ensure that the sum of these charges will never exceed 9% of the Payments made under the Contract.

    - FEDERAL & STATE PAYMENT TAX CHARGE: During the first ten Contract years, we make a monthly deduction to compensate the Company for the increase in federal tax liability from the application of Section 848 of the Code and to offset the average premium tax the Company is expected to pay to various state and local jurisdictions but will not necessarily equal the premium tax paid by us for a particular Contract. The Company expects to pay an average premium tax of approximately 2.5% of premiums in all states, although such rates can generally range from 0% to 4%. The Company does not intend to profit from the premium tax portion of this charge.

DAILY DEDUCTIONS. We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - FUND EXPENSES: The value of the Units of the Sub-Accounts will reflect the investment management fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of Palladian-SM- and the Trust contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE. The Contract's contingent surrender charge is a deferred sales charge and an unrecovered payment tax charge. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature. The unrecovered payment tax charge is designed to reimburse us for the unrecovered federal and state taxes the Company has paid.

Contract Year*                    1          2          3          4          5          6          7          8          9

Deferred Sale Charge              7.50%      7.50%      6.00%      6.00%      4.50%      4.50%      3.00%      3.00%      1.50%

Unrecovered Payment Tax
 Charge                           2.25%      2.00%      1.75%      1.25%      1.50%      1.00%      0.75%      0.50%      0.25%

Total Surrender Charge            9.75%      9.50%      7.75%      7.25%      5.75%      5.50%      3.75%      3.50%      1.75%

Contract Year*                    10+
Deferred Sale Charge                  0%
Unrecovered Payment Tax
 Charge                               0%
Total Surrender Charge                0%

The surrender charge applies for ten Contract years. We impose the surrender charge only if, during its duration, you request a full surrender or a partial withdrawal in excess of the free withdrawal amount.

* For a Contract that lapses and reinstates, see REINSTATEMENT.

PARTIAL WITHDRAWAL COSTS. For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal.

A partial withdrawal charge may also be deducted from Contract Value. However, in any Contract year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Contract Value; MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if only 8% of Contract Value were withdrawn in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

We impose any applicable surrender charge on any withdrawal greater than the Free 10% Withdrawal.

TRANSFER CHARGES. The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge, not to exceed $25, from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a results of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Contract Value minus any surrender charges.

The minimum loan is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- Delay of Payments.

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-Rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.

PREFERRED LOAN OPTION. Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of
Contract Year                1          2          3          4          5          6          7          8          9
--------------------------------------------------------------------------------------------------------------------------
Unloaned Gain Available         0%        10%        20%        30%        40%        50%        60%        70%        80%

Beginning of
Contract Year               10         11
-----------------------
Unloaned Gain Available        90%       100%

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.

LOAN INTEREST CHARGED. Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN. You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent Payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

    - EFFECT OF CONTRACT LOANS: Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION. The Contract will terminate if, on a Monthly Processing Date, the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a Payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the Payment due and the date by which it must be paid.

Failure to make a sufficient Payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges.

REINSTATEMENT. A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A Payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A Payment that is large enough to keep the Contract in force for three months; and

    - A Payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated.

SURRENDER CHARGE. For the purpose of measuring the surrender charge period, the contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The Payment made to reinstate the Contract and interest earned from the date the Payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement); MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER -- The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY -- The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately, unless the Contract owner has requested otherwise.

ASSIGNMENT -- You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in Payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The following Contract provisions may vary by state.

LIMIT ON RIGHT TO CONTEST THE CONTRACT -- We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE -- The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the Beneficiary all Payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX -- If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust benefits under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the Maximum Payment for the Contract to the Maximum Payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS -- Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; or

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We may delay paying any amount derived from a Payment you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

ALLMERICA FINANCIAL AND THE VARIABLE ACCOUNT -- Allmerica Financial is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, Allmerica Financial may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS -- We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Contract Value to the Death Benefit. As a life insurance contract, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor. If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the seven-pay test of Section 7702A. The seven-pay test provides that payments can not be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in Section 7702A.

If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

Allmerica Financial has designed this Contract to meet the definition of a modified endowment contract.

Any Contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance contract entered into before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

Federal tax law requires that the investment of each Sub-Account funding the Contracts is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may disregard voting instructions Contract Owners or the Trustees initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the funds. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------  --------------------------------------------------
Bruce C. Anderson                         Director of First Allmerica since 1996; Vice
 Director                                  President, First Allmerica since 1984

Abigail M. Armstrong                      Secretary of First Allmerica since 1996; Counsel,
 Secretary and Counsel                     First Allmerica since 1991

Robert E. Bruce                           Director and Chief Information Officer of First
 Director and Chief Information Officer    Allmerica since 1997; Vice President of First
                                           Allmerica since 1995; Corporate Manager, Digital
                                           Equipment Corporation 1979 to 1995

John P. Kavanaugh                         Director and Chief Investment Officer of First
 Director, Vice President and              Allmerica since 1996; Vice President, First
 Chief Investment Officer                  Allmerica since 1991

John F. Kelly                             Director of First Allmerica since 1996; General
 Director, Vice President and              Counsel since 1981; Senior Vice President
 General Counsel                           since1986, and Assistant Secretary, First
                                           Allmerica since 1991

J. Barry May                              Director of First Allmerica since 1996; Director
 Director                                  and President, The Hanover Insurance Company
                                           since 1996; Vice President, The Hanover Insurance
                                           Company, 1993 to 1996; General Manager, The
                                           Hanover Insurance Company 1989 to 1993

James R. McAuliffe                        Director of First Allmerica since 1996; Director
 Director                                  of Citizens Insurance Company of America since
                                           1992; President since 1994 and CEO since 1996;
                                           Vice President, First Allmerica 1982 to 1994 and
                                           Chief Investment Officer, First Allmerica 1986 to
                                           1994.

John F. O'Brien                           Director, Chairman of the Board, President and
 Director and Chairman of the Board        Chief Executive Officer, First Allmerica since
                                           1989

Edward J. Parry, III                      Director and Chief Financial Officer of First
 Director, Vice President,                 Allmerica since 1996; Vice President and
 Chief Financial Officer, and Treasurer    Treasurer, First Allmerica since 1993

Richard M. Reilly                         Director of First Allmerica since 1996; Vice
 Director, President and                   President, First Allmerica since 1990; Director,
 Chief Executive Officer                   Allmerica Investments, Inc. since 1990; Director
                                           and President, Allmerica Financial Investment
                                           Management Services, Inc. since 1990

Eric A. Simonsen                          Director of First Allmerica since 1996; Vice
 Director and Vice President               President, First Allmerica since 1990; Chief
                                           Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule                          Director of First Allmerica since 1996; Vice
 Director                                  President, First Allmerica since 1987

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Contract commissions based on a commission schedule. After the Date of Issue, commissions will not exceed 8.5% of the Payment. After Contract year 10, we pay broker-dealer a persistency bonus and commence paying annual compensation of up to 0.25% of unloaned Contract Value. Alternative commission schedules are available with lower commission amounts based upon the age of the Contract Owner. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge and investment earnings on amounts allocated under the Contracts to the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. We will send you reports containing financial statements and other information for the Variable Account, Palladian-SM- and the Trust as the 1940 Act requires.

                            PERFORMANCE INFORMATION

The Contracts were first offered in 1997. However, the Allmerica Financial may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

Performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 36, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses. Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical Payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Funds.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. Allmerica Financial is not involved in any litigation that is materially important to its total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment: OR

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of Allmerica Financial and its affiliates that fund variable annuity contracts ("mixed funding.") Shares of the Portfolios of Palladian-SM- are also issued to other unaffiliated insurance companies ("shared funding.") It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Allmerica Financial, Palladian-SM- and the Trust do not believe that mixed funding is currently disadvantageous to either variable life insurance Contract Owners or variable annuity contract owners. Allmerica Financial will monitor events to identify any material conflicts among Contract Owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; OR

    - Combined with other sub-accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement for this offering under the 1933 Act with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, included in this prospectus constituting part of this Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. Provisions of the 1933 Act on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION -- You may allocate part or all of your Payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST -- We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a Payment or a transfer, to the next Contract anniversary.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS -- If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge, not to exceed $25, for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on contracts that we or our affiliates issue will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for Allmerica Financial are included in this Prospectus, starting on the next page. The financial statements of Allmerica Financial should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1997      1996
 -----------------------------------------------  -------   -------
 REVENUES
   Premiums.....................................  $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    212.2     176.2
     Net investment income......................    164.2     171.7
     Net realized investment gains (losses).....      2.9      (3.6)
     Other income...............................      1.4       0.9
                                                  -------   -------
         Total revenues.........................    403.5     377.9
                                                  -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    187.8     192.6
     Policy acquisition expenses................      2.8      49.9
     Loss from cession of disability income
       business.................................     53.9     --
     Other operating expenses...................    101.3      86.6
                                                  -------   -------
         Total benefits, losses and expenses....    345.8     329.1
                                                  -------   -------
 Income before federal income taxes.............     57.7      48.8
                                                  -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     13.9      26.9
     Deferred...................................      7.1      (9.8)
                                                  -------   -------
         Total federal income tax expense.......     21.0      17.1
                                                  -------   -------
 Net income.....................................  $  36.7   $  31.7
                                                  -------   -------
                                                  -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1997        1996
 --------------------------------------------------------  ----------   ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,340.5 and $1,660.2)............................  $  1,402.5   $ 1,698.0
     Equity securities at fair value (cost of $34.4 and
       $33.0)............................................        54.0        41.5
     Mortgage loans......................................       228.2       221.6
     Real estate.........................................        12.0        26.1
     Policy loans........................................       140.1       131.7
     Other long term investments.........................        20.3         7.9
                                                           ----------   ---------
         Total investments...............................     1,857.1     2,126.8
                                                           ----------   ---------
   Cash and cash equivalents.............................        31.1        18.8
   Accrued investment income.............................        34.2        37.7
   Deferred policy acquisition costs.....................       765.3       632.7
   Reinsurance receivables on paid and unpaid losses,
     benefits and unearned premiums......................       251.1        81.5
   Other assets..........................................        10.7         8.2
   Separate account assets...............................     7,567.3     4,524.0
                                                           ----------   ---------
         Total assets....................................  $ 10,516.8   $ 7,429.7
                                                           ----------   ---------
                                                           ----------   ---------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,097.3   $ 2,171.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        18.5        16.1
     Unearned premiums...................................         1.8         2.7
     Contractholder deposit funds and other policy
       liabilities.......................................        32.5        32.8
                                                           ----------   ---------
         Total policy liabilities and accruals...........     2,150.1     2,222.9
                                                           ----------   ---------
   Expenses and taxes payable............................        77.6        77.3
   Reinsurance premiums payable..........................         4.9      --
   Deferred federal income taxes.........................        75.9        60.2
   Separate account liabilities..........................     7,567.3     4,523.6
                                                           ----------   ---------
         Total liabilities...............................     9,875.8     6,884.0
                                                           ----------   ---------
   Commitments and contingencies (Note 13)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,521 and 2,518 shares issued and
     outstanding.........................................         2.5         2.5
   Additional paid in capital............................       386.9       346.3
   Unrealized appreciation on investments, net...........        38.5        20.5
   Retained earnings.....................................       213.1       176.4
                                                           ----------   ---------
         Total shareholder's equity......................       641.0       545.7
                                                           ----------   ---------
         Total liabilities and shareholder's equity......  $ 10,516.8   $ 7,429.7
                                                           ----------   ---------
                                                           ----------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1997      1996
 -----------------------------------------------  -------   -------
 COMMON STOCK
     Balance at beginning of period.............  $   2.5   $   2.5
     Issued during year.........................    --        --
                                                  -------   -------
     Balance at end of period...................      2.5       2.5
                                                  -------   -------
 ADDITIONAL PAID IN CAPITAL
     Balance at beginning of period.............    346.3     324.3
     Contribution from Parent...................     40.6      22.0
                                                  -------   -------
     Balance at end of period...................    386.9     346.3
                                                  -------   -------
 RETAINED EARNINGS
     Balance at beginning of period.............    176.4     144.7
     Net income.................................     36.7      31.7
                                                  -------   -------
     Balance at end of period...................    213.1     176.4
                                                  -------   -------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............     20.5      23.8
     Net appreciation (depreciation) on
       available for sale securities............     27.0      (5.1)
     (Provision) benefit for deferred federal
       income taxes.............................     (9.0)      1.8
                                                  -------   -------
     Balance at end of period...................     38.5      20.5
                                                  -------   -------
         Total shareholder's equity.............  $ 641.0   $ 545.7
                                                  -------   -------
                                                  -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1997       1996
 --------------------------------------------  --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................      (2.9)       3.6
         Net amortization and depreciation...     --           3.5
         Loss from cession of disability
           income business...................      53.9      --
         Deferred federal income taxes.......       7.1       (9.8)
         Payment related to cession of
           disability income business........    (207.0)     --
         Change in deferred acquisition
           costs.............................    (181.3)     (66.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       3.9       (0.2)
         Change in accrued investment
           income............................       3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     (72.4)     (39.9)
         Change in reinsurance receivable....      22.1       (1.5)
         Change in expenses and taxes
           payable...........................       0.2       32.3
         Separate account activity, net......       0.4       10.5
         Other, net..........................      (7.5)      (0.2)
                                               --------   --------
             Net used in operating
               activities....................    (343.3)     (35.6)
                                               --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     909.7      809.4
     Proceeds from disposals of equity
       securities............................       2.4        1.5
     Proceeds from disposals of other
       investments...........................      23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (579.7)    (795.8)
     Purchase of equity securities...........      (3.2)     (13.2)
     Purchase of other investments...........     (79.4)     (36.2)
     Other investing activities, net.........     --          (2.0)
                                               --------   --------
         Net cash provided by investing
           activities........................     336.4       15.1
                                               --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      19.2       22.0
                                               --------   --------
         Net cash provided by financing
           activities........................      19.2       22.0
                                               --------   --------
 Net change in cash and cash equivalents.....      12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      18.8       17.3
                                               --------   --------
 Cash and cash equivalents, end of period....  $   31.1   $   18.8
                                               --------   --------
                                               --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $  --      $    3.4
     Income taxes paid.......................  $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1997
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31,                              AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......   $    6.3      $  .5      $--       $    6.8
States and political subdivisions.......        2.8         .2       --            3.0
Foreign governments.....................       50.1        2.0       --           52.1
Corporate fixed maturities..............    1,147.5       58.7        3.3      1,202.9
Mortgage-backed securities..............      133.8        5.2        1.3        137.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,340.5      $66.6      $ 4.6     $1,402.5
                                          ----------   --------   ---------   --------
Equity securities.......................   $   34.4      $19.9      $ 0.3     $   54.0
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

                                                              1996
                                          --------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1997
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------
Due in one year or less.....................................  $   63.0   $   63.5
Due after one year through five years.......................     328.8      343.9
Due after five years through ten years......................     649.5      679.9
Due after ten years.........................................     299.2      315.2
                                                              ---------  ---------
Total.......................................................  $1,340.5   $1,402.5
                                                              ---------  ---------
                                                              ---------  ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                               PROCEEDS
                                                                 FROM
FOR THE YEARS ENDED DECEMBER 31,                              VOLUNTARY        GROSS       GROSS
(IN MILLIONS)                                                   SALES          GAINS       LOSSES
------------------------------------------------------------  ----------      ------       ------
1997
Fixed maturities............................................    $702.9         $ 11.4      $  5.0
Equity securities...........................................    $  1.3         $  0.5      $ --

1996
Fixed maturities............................................    $496.6         $  4.3      $  8.3
Equity securities...........................................    $  1.5         $  0.4      $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31,                                 FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1997
Net appreciation, beginning of year.........................    $ 12.7         $  7.8      $ 20.5
Net appreciation on available-for-sale securities...........      24.3           12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)          --          (9.8)
Provision for deferred federal income taxes.................      (5.1)          (3.9)       (9.0)
                                                              ----------      -----        ------
                                                                   9.4            8.6        18.0
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 22.1         $ 16.4      $ 38.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996                            FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
Net appreciation, beginning of year.........................    $ 20.4         $  3.4      $ 23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)           6.7       (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0           --           9.0
Benefit (provision) for deferred federal income taxes.......       4.1           (2.3)        1.8
                                                              ----------      -----        ------
                                                                  (7.7)           4.4        (3.3)
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 12.7         $  7.8      $ 20.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Mortgage loans..............................................    $228.2         $221.6
Real estate:
  Held for sale.............................................      12.0           26.1
  Held for production of income.............................      --             --
                                                              ----------     ------
    Total real estate.......................................    $ 12.0         $ 26.1
                                                              ----------     ------
Total mortgage loans and real estate........................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Property type:
  Office building...........................................    $101.7         $ 86.1
  Residential...............................................      19.3           39.0
  Retail....................................................      42.2           55.9
  Industrial/warehouse......................................      61.9           52.6
  Other.....................................................      24.5           25.3
  Valuation allowances......................................      (9.4)         (11.2)
                                                              ----------     ------
Total.......................................................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------
Geographic region:
  South Atlantic............................................    $ 68.7         $ 72.9
  Pacific...................................................      56.6           37.0
  East North Central........................................      61.4           58.3
  Middle Atlantic...........................................      29.8           35.0
  West South Central........................................       6.9            5.7
  New England...............................................      12.4           21.9
  Other.....................................................      13.8           28.1
  Valuation allowances......................................      (9.4)         (11.2)
                                                              ----------     ------
Total.......................................................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED DECEMBER 31,                               BALANCE AT                                    BALANCE AT
(IN MILLIONS)                                                 JANUARY 1      ADDITIONS      DEDUCTIONS      DECEMBER 31
------------------------------------------------------------  ----------   -------------   -------------   -------------
1997
Mortgage loans..............................................    $  9.5         $  1.1          $  1.2          $  9.4
Real estate.................................................       1.7            3.7             5.4            --
                                                               -----            ---             ---           -----
    Total...................................................    $ 11.2         $  4.8          $  6.6          $  9.4
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

1996
Mortgage loans..............................................    $ 12.5         $  4.5          $  7.5          $  9.5
Real estate.................................................       2.1           --               0.4             1.7
                                                               -----            ---             ---           -----
    Total...................................................    $ 14.6         $  4.5          $  7.9          $ 11.2
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $130.0         $137.2
Mortgage loans..............................................      20.4           22.0
Equity securities...........................................       1.3            0.7
Policy loans................................................      10.8           10.2
Real estate.................................................       3.9            6.2
Other long-term investments.................................       1.0            0.8
Short-term investments......................................       1.4            1.4
                                                              ----------     ------
Gross investment income.....................................     168.8          178.5
Less investment expenses....................................      (4.6)          (6.8)
                                                              ----------     ------
Net investment income.......................................    $164.2         $171.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $  3.0         $ (3.3)
Mortgage loans..............................................      (1.1)          (3.2)
Equity securities...........................................       0.5            0.3
Real estate.................................................      (1.5)           2.5
Other.......................................................       2.0            0.1
                                                              ----------     ------
Net realized investment losses..............................    $  2.9         $ (3.6)
                                                              ----------     ------
                                                              ----------     ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1997                    1996
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   31.1    $   31.1    $   18.8    $   18.8
  Fixed maturities..........................................   1,402.5     1,402.5     1,698.0     1,698.0
  Equity securities.........................................      54.0        54.0        41.5        41.5
  Mortgage loans............................................     228.2       239.8       221.6       229.3
  Policy loans..............................................     140.1       140.1       131.7       131.7
  Reinsurance receivables...................................     251.1       251.1        72.5        72.5
                                                              ---------   ---------   ---------   ---------
                                                              $2,107.0    $2,118.6    $2,184.1    $2,191.8
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................     876.0       850.6       910.2       885.9
  Supplemental contracts without life contingencies.........      15.3        15.3        15.9        15.9
  Other individual contract deposit funds...................       0.3         0.3         0.3         0.3
                                                              ---------   ---------   ---------   ---------
                                                              $  891.6    $  866.2    $  926.4    $  902.1
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------      ------
Federal income tax expense (benefit)
  Current...................................................    $ 13.9         $ 26.9
  Deferred..................................................       7.1           (9.8)
                                                               -----          -----
Total.......................................................    $ 21.0         $ 17.1
                                                               -----          -----
                                                               -----          -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Deferred tax (assets) liabilitie
  Loss reserves.............................................    $(175.8)       $(137.0)
  Deferred acquisition costs................................     226.4          186.9
  Investments, net..........................................      27.0           14.2
  Bad debt reserve..........................................      (2.0)          (1.1)
  Other, net................................................       0.3           (2.8)
                                                              ----------   -------------
  Deferred tax liability, net...............................    $ 75.9         $ 60.2
                                                              ----------   -------------
                                                              ----------   -------------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Insurance premiums:
  Direct....................................................    $ 48.8         $ 53.3
  Assumed...................................................       2.6            3.1
  Ceded.....................................................     (28.6)         (23.7)
                                                              ----------     ------
Net premiums................................................    $ 22.8         $ 32.7
                                                              ----------     ------
                                                              ----------     ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................    $226.0         $206.4
  Assumed...................................................       4.2            4.5
  Ceded.....................................................     (42.4)         (18.3)
                                                              ----------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $187.8         $192.6
                                                              ----------     ------
                                                              ----------     ------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Balance at beginning of year................................    $632.7         $555.7
  Acquisition expenses deferred.............................     184.1          116.6
  Amortized to expense during the year......................     (53.0)         (49.9)
  Adjustment to equity during the year......................     (10.2)          10.3
  Adjustment for cession of disability income insurance.....     (38.6)          --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........      50.3           --
                                                              ----------     ------
Balance at end of year......................................    $765.3         $632.7
                                                              ----------     ------
                                                              ----------     ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Statutory net income........................................    $ 31.5         $  5.4
Statutory Surplus...........................................    $307.1         $234.0
                                                              ----------     ------
                                                              ----------     ------

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               DECEMBER 31, 1997

                                                                            INTERNATIONAL        GLOBAL               GLOBAL
                                                 VALUE          GROWTH         GROWTH       STRATEGIC INCOME   INTERACTIVE/TELECOMM
                                              ------------   ------------   -------------   ----------------   --------------------
ASSETS:
Investment in shares of Allmerica Investment
  Trust.....................................  $         --   $         --    $        --      $        --          $        --
Investments in shares of The Palladian
  Trust.....................................            --             --             --               --                   --
                                              ------------   ------------   -------------   ----------------   --------------------
  Total assets..............................            --             --             --               --                   --

LIABILITIES:                                            --             --             --               --                   --
                                              ------------   ------------   -------------   ----------------   --------------------
  Net assets................................  $         --   $         --    $        --      $        --          $        --
                                              ------------   ------------   -------------   ----------------   --------------------
                                              ------------   ------------   -------------   ----------------   --------------------

                                                  AIT
                                              MONEY MARKET
                                              ------------
ASSETS:
Investment in shares of Allmerica Investment
  Trust.....................................  $        --
Investments in shares of The Palladian
  Trust.....................................           --
                                              ------------
  Total assets..............................           --
LIABILITIES:                                           --
                                              ------------
  Net assets................................  $        --
                                              ------------
                                              ------------

   The accompanying notes are an integral part of these financial statements.

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION

    The Fulcrum Variable Life Separate Account (the Variable Account) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on August 26, 1997 for the purpose of separating from the general assets of the Company those assets used to fund certain modified single payment variable life insurance contracts issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Variable Account cannot be charged with liabilities arising out of any other business of the Company.

    The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). The Variable Account currently offers six Sub-Accounts under the Fulcrum Fund Next Generation variable life contracts. Each Sub-Account invests exclusively in one of five investment portfolios of The Palladian Trust managed by Palladian Advisors, Inc., or in the Money Market Fund of the Allmerica Investment Trust (AIT) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica. The Palladian Trust and AIT (the Funds) are open-end management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of The Palladian Trust or AIT. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of The Palladian Trust or AIT at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

NOTE 3 -- INVESTMENTS

There were no investment purchases or sales for the period ended December 31, 1997.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge is deducted from the daily value of each Sub-Account and is paid to the Company on a daily basis.

    The following charges are deducted monthly from each contract's contract value: a $2.50 monthly maintenance fee from contracts with a contract value of less than $50,000; 0.40% on an annual basis for administrative expenses; 0.20% to 2.50% on an annual basis for cost of insurance charges; for the first ten contract years, 0.30% on an annual basis for distribution expenses and 0.40% on an annual basis for federal,

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT

                                  (UNAUDITED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

state and local taxes. For the period ended December 31, 1997, there were no charges deducted from contract values in the Variable Account.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of the Variable Account, and does not receive any compensation for sales of the contracts. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of contracts have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit life plans, will not be treated as a life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 6 -- SUBSEQUENT EVENTS

Effective February 12, 1998, Allmerica Investment Management Company, Inc. (AIMCO) assumed the function of Manager for The Palladian Trust (Trust), replacing Palladian Advisors, Inc. (PAI). AIMCO's advisory agreement will remain in effect past June 11, 1998, only if approved by shareholders of the Trust. AIMCO is an indirect, wholly-owned subsidiary of AFC.

    PAI had agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (i.e., expenses other than management fees) exceeded certain expense limitations. In January of 1998, PAI advised the Board of Trustees of the Trust that it did not have sufficient assets to make the required payment under the expense limitation. On January 28, 1998, a group (consisting of Allmerica Financial Life Insurance and Annuity Company and certain principals of PAI and entities selling the variable contracts) offered to make payment of the full amount due under the expense limitation. The Board of Trustees accepted the offer, and the Trust has been fully reimbursed for amounts owed under the 1997 expense limitation agreement. The expense limitations in effect for 1998 have been modified with respect to certain portfolios of the Trust and these payments are to be made by AIMCO.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the Contract Value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

                          AGE OF INSURED                              PERCENTAGE OF
                         ON DATE OF DEATH                            CONTRACT VALUE
-------------------------------------------------------------------  ---------------
40 and under.......................................................          250%
45.................................................................          215%
50.................................................................          185%
55.................................................................          150%
60.................................................................          130%
65.................................................................          120%
70.................................................................          115%
75.................................................................          105%
80.................................................................          105%
85.................................................................          105%
90.................................................................          105%
95 and above.......................................................          100%

For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT (MAY NOT BE AVAILABLE IN ALL STATES)

    This endorsement allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by Allmerica Financial. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the B eneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

(a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

(b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

    - OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

    - OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

      * when the payee dies with no further benefits due (Life Annuity);

      * when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

      * when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with Payments Guaranteed for 10 years).

    - OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

    - OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

    - OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

      * the same as the original amount, or

      * in an amount equal to b of the original amount.

Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

You may give the beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

                                   APPENDIX D
                        ILLUSTRATIONS OF DEATH BENEFIT,
                    CONTRACT VALUES AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured Age 55, qualifying for the non-tobacco user discount; a second-to-die Contract issued to a male, age 65, qualifying for the non-tobacco user discount and a female, age 65, qualifying for the non-tobacco user discount; and a second-to-die Contract issued on a unisex basis to two Insureds, both age 65, qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND A SPECIFIED PAYMENT.

Contract Values are based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred).

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant Gross Annual Rates of 0%, 6%, and 12%. The second column of the tables show the amount that would accumulate if the initial Payment was invested to earn interest, at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown even if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each fund varied above and below the averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Benefit and Contract Values take into account the daily deduction of the mortality and expense risk charge and the deduction from Contract Value for the Monthly Deductions. The amounts shown in the tables also take into account underlying Fund advisory fees and operating expenses, based on the assumptions described below. The amounts shown in the tables also take into account the underlying Fund advisory fees and operating expenses. In 1997, the total fund expenses of the underlying funds (in the case of the Portfolios, as restated to reflect certain voluntary expense limitations, described below) ranged from 0.35% to 1.78%. For the purposes of the following illustrations the total fund expenses are assumed to be 1.30% of the average daily net assets of the underlying Funds. The fees and expenses associated with your Contract may be more or less than 1.30% in the aggregate, depending upon how you make allocations of Contract Value among the Sub-Accounts.

MONEY MARKET FUND OF ALLMERICA INVESTMENT TRUST. The advisory fee for the Money Market Fund of Allmerica Investment Trust does not vary by performance, and in 1997 was 0.27%. Total Fund Expenses for the Money Market Fund in 1997 were 0.35%. Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1997. The limitation may be terminated at any time.

PORTFOLIOS OF THE PALLADIAN-SM- TRUST. Each of the Portfolios of The Palladian-SM- Trust pays a monthly Management Fee, which varies based on a comparison of the Portfolio's performance (after the deduction of all Portfolio expenses, including the Management Fee) to the performance of a specific Benchmark Index. The total Management Fee may vary between 0.00% to 4.00%. A fee of 4.00% would be paid only if a Portfolio's performance (net of all fees and expenses, including the advisory fee of 4. 00%) was at least 7.5 percentage points better than the Benchmark Index. No fee will apply if the Portfolio's performance (net of all Portfolio expenses, including the Management Fee) is more than 3.0 percentage points lower then the Benchmark Index. In 1997, the actual management fees were 0.14% for the Value Portfolio, 0.20% for the Growth Portfolio, 0.58% for the International Growth Portfolio, 0.41% for the Global Strategic Income Portfolio, and 0.27% for the and Global Interactive/Telecomm Portfolio. For more information, see attached prospectus for The Palladian-SM-Trust.

AFIMS has agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "other expenses" (i.e., expenses other than management fees) exceed the following expense limitations: 1.00% for the Value Portfolio, 1.00% for the Growth Portfolio, 1.20% for the International Growth Portfolio, 1.20% for the Global Strategic Income Portfolio, and 1.20% for the Global Interactive/Telecomm Portfolio. Without the effect of expense limitations, total fund expenses would have been 4.75% for the Value Portfolio, 6.12% for the Growth Portfolio, 7.11%% for the International Growth Portfolio, 6.68% for the Global Strategic Income Portfolio, and 7.26% for the Global Interactive/Telecomm Portfolio. The limitations are in effect through December 31, 1998.

NET ANNUAL RATES OF INVESTMENT

Applying the mortality and expense risk charge of 0.90% and the average of total fund expenses of 1.30%, the Gross Annual Return of 0%, 6% and 12% would produce net annual rates of -2.20, 3.80% and 9.20%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, in order to produce the illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                           MALE NONSMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $67,803

                       CURRENT COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,532      24,032      67,803       23,008      25,508      67,803       24,483      26,983     67,803
    2          27,563       20,789      23,101      67,803       23,714      26,026      67,803       26,813      29,125     67,803
    3          28,941       20,080      22,205      67,803       24,431      26,556      67,803       29,316      31,441     67,803
    4          30,388       19,405      21,342      67,803       25,159      27,097      67,803       32,005      33,942     67,803
    5          31,907       18,762      20,512      67,803       25,900      27,650      67,803       34,896      36,646     67,803

    6          33,502       18,150      19,712      67,803       26,652      28,214      67,803       38,004      39,567     67,803
    7          35,178       17,756      18,943      67,803       27,603      28,791      67,803       41,536      42,723     67,803
    8          36,936       17,390      18,203      67,803       28,568      29,380      67,803       45,321      46,134     67,803
    9          38,783       17,115      17,490      67,803       29,607      29,982      67,803       49,444      49,819     67,803
   10          40,722       16,805      16,805      67,803       30,597      30,597      67,803       53,830      53,830     67,803

   11          42,758       16,258      16,258      67,803       31,444      31,444      67,803       58,591      58,591     70,309
   12          44,896       15,729      15,729      67,803       32,316      32,316      67,803       63,774      63,774     75,891
   13          47,141       15,215      15,215      67,803       33,213      33,213      67,803       69,400      69,400     81,892
   14          49,498       14,718      14,718      67,803       34,136      34,136      67,803       75,519      75,519     88,357
   15          51,973       14,235      14,235      67,803       35,085      35,085      67,803       82,176      82,176     95,325

   16          54,572       13,768      13,768      67,803       36,062      36,062      67,803       89,421      89,421    102,834
   17          57,300       13,315      13,315      67,803       37,066      37,066      67,803       97,304      97,304    109,954
   18          60,165       12,876      12,876      67,803       38,099      38,099      67,803      105,883     105,883    117,530
   19          63,174       12,450      12,450      67,803       39,162      39,162      67,803      115,260     115,260    125,633
   20          66,332       12,038      12,038      67,803       40,256      40,256      67,803      125,544     125,544    134,332

 Age 60        31,907       18,762      20,512      67,803       25,900      27,650      67,803       34,896      36,646     67,803
 Age 65        40,722       16,805      16,805      67,803       30,597      30,597      67,803       53,830      53,830     67,803
 Age 70        51,973       14,235      14,235      67,803       35,085      35,085      67,803       82,176      82,176     95,325
 Age 75        66,332       12,038      12,038      67,803       40,256      40,256      67,803      125,544     125,544    134,332

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                           MALE NONSMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $67,803

                      GUARANTEED COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,305      23,805      67,803       22,782      25,282      67,803       24,259      26,759     67,803
    2          27,563       20,290      22,603      67,803       23,225      25,537      67,803       26,337      28,649     67,803
    3          28,941       19,261      21,386      67,803       23,635      25,760      67,803       28,557      30,682     67,803
    4          30,388       18,215      20,152      67,803       24,013      25,951      67,803       30,938      32,875     67,803
    5          31,907       17,139      18,889      67,803       24,347      26,097      67,803       33,490      35,240     67,803

    6          33,502       16,030      17,593      67,803       24,636      26,198      67,803       36,238      37,800     67,803
    7          35,178       15,063      16,250      67,803       25,054      26,242      67,803       39,386      40,574     67,803
    8          36,936       14,039      14,851      67,803       25,409      26,221      67,803       42,775      43,588     67,803
    9          38,783       13,006      13,381      67,803       25,748      26,123      67,803       46,497      46,872     67,803
   10          40,722       11,814      11,814      67,803       25,928      25,928      67,803       50,461      50,461     67,803

   11          42,758       10,223      10,223      67,803       25,817      25,817      67,803       54,821      54,821     67,803
   12          44,896        8,498       8,498      67,803       25,595      25,595      67,803       59,652      59,652     70,986
   13          47,141        6,617       6,617      67,803       25,245      25,245      67,803       64,915      64,915     76,599
   14          49,498        4,556       4,556      67,803       24,746      24,746      67,803       70,626      70,626     82,633
   15          51,973        2,285       2,285      67,803       24,074      24,074      67,803       76,825      76,825     89,117

   16          54,572            0           0           0       23,191      23,191      67,803       83,551      83,551     96,084
   17          57,300            0           0           0       22,048      22,048      67,803       90,884      90,884    102,698
   18          60,165            0           0           0       20,591      20,591      67,803       98,890      98,890    109,768
   19          63,174            0           0           0       18,738      18,738      67,803      107,648     107,648    117,336
   20          66,332            0           0           0       16,407      16,407      67,803      117,253     117,253    125,461

 Age 60        31,907       17,139      18,889      67,803       24,347      26,097      67,803       33,490      35,240     67,803
 Age 65        40,722       11,814      11,814      67,803       25,928      25,928      67,803       50,461      50,461     67,803
 Age 70        51,973        2,285       2,285      67,803       24,074      24,074      67,803       76,825      76,825     89,117
 Age 75        66,332            0           0           0       16,407      16,407      67,803      117,253     117,253    125,461

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                         UNISEX NONSMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $69,861

                       CURRENT COST OF INSURANCE CHARGES

                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PREMIUMS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            PAID PLUS   -----------------------------------  -----------------------------------  ---------------------------------
 POLICY    INTEREST AT   SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR     5% PER YEAR     VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,532      24,032      69,861       23,008      25,508      69,861       24,483      26,983     69,861
    2          27,563       20,789      23,101      69,861       23,714      26,026      69,861       26,813      29,125     69,861
    3          28,941       20,080      22,205      69,861       24,431      26,556      69,861       29,316      31,441     69,861
    4          30,388       19,405      21,342      69,861       25,159      27,097      69,861       32,005      33,942     69,861
    5          31,907       18,762      20,512      69,861       25,900      27,650      69,861       34,896      36,646     69,861

    6          33,502       18,150      19,712      69,861       26,652      28,214      69,861       38,004      39,567     69,861
    7          35,178       17,756      18,943      69,861       27,603      28,791      69,861       41,536      42,723     69,861
    8          36,936       17,390      18,203      69,861       28,568      29,380      69,861       45,321      46,134     69,861
    9          38,783       17,115      17,490      69,861       29,607      29,982      69,861       49,444      49,819     69,861
   10          40,722       16,805      16,805      69,861       30,597      30,597      69,861       53,830      53,830     69,861

   11          42,758       16,258      16,258      69,861       31,444      31,444      69,861       58,587      58,587     70,305
   12          44,896       15,729      15,729      69,861       32,316      32,316      69,861       63,793      63,793     75,914
   13          47,141       15,215      15,215      69,861       33,213      33,213      69,861       69,448      69,448     81,949
   14          49,498       14,718      14,718      69,861       34,136      34,136      69,861       75,591      75,591     88,441
   15          51,973       14,235      14,235      69,861       35,085      35,085      69,861       82,262      82,262     95,424

   16          54,572       13,768      13,768      69,861       36,062      36,062      69,861       89,514      89,514    102,941
   17          57,300       13,315      13,315      69,861       37,066      37,066      69,861       97,412      97,412    110,076
   18          60,165       12,876      12,876      69,861       38,099      38,099      69,861      106,041     106,041    117,705
   19          63,174       12,450      12,450      69,861       39,162      39,162      69,861      115,479     115,479    125,872
   20          66,332       12,038      12,038      69,861       40,256      40,256      69,861      125,827     125,827    134,635

 Age 60        31,907       18,762      20,512      69,861       25,900      27,650      69,861       34,896      36,646     69,861
 Age 65        40,722       16,805      16,805      69,861       30,597      30,597      69,861       53,830      53,830     69,861
 Age 70        51,973       14,235      14,235      69,861       35,085      35,085      69,861       82,262      82,262     95,424
 Age 75        66,332       12,038      12,038      69,861       40,256      40,256      69,861      125,827     125,827    134,635

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                         UNISEX NONSMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $69,861

                      GUARANTEED COST OF INSURANCE CHARGES

                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PREMIUMS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            PAID PLUS   -----------------------------------  -----------------------------------  ---------------------------------
 POLICY    INTEREST AT   SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR     5% PER YEAR     VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,304      23,804      69,861       22,781      25,281      69,861       24,258      26,758     69,861
    2          27,563       20,288      22,600      69,861       23,221      25,534      69,861       26,332      28,645     69,861
    3          28,941       19,267      21,392      69,861       23,638      25,763      69,861       28,556      30,681     69,861
    4          30,388       18,227      20,165      69,861       24,020      25,958      69,861       30,937      32,875     69,861
    5          31,907       17,168      18,918      69,861       24,366      26,116      69,861       33,495      35,245     69,861

    6          33,502       16,081      17,644      69,861       24,671      26,233      69,861       36,248      37,810     69,861
    7          35,178       15,139      16,326      69,861       25,108      26,296      69,861       39,401      40,588     69,861
    8          36,936       14,145      14,958      69,861       25,484      26,296      69,861       42,791      43,604     69,861
    9          38,783       13,146      13,521      69,861       25,847      26,222      69,861       46,510      46,885     69,861
   10          40,722       11,999      11,999      69,861       26,059      26,059      69,861       50,467      50,467     69,861

   11          42,758       10,459      10,459      69,861       25,984      25,984      69,861       54,810      54,810     69,861
   12          44,896        8,799       8,799      69,861       25,806      25,806      69,861       59,628      59,628     70,958
   13          47,141        6,996       6,996      69,861       25,509      25,509      69,861       64,914      64,914     76,598
   14          49,498        5,034       5,034      69,861       25,079      25,079      69,861       70,656      70,656     82,667
   15          51,973        2,879       2,879      69,861       24,488      24,488      69,861       76,891      76,891     89,194

   16          54,572          479         479      69,861       23,693      23,693      69,861       83,659      83,659     96,208
   17          57,300            0           0           0       22,663      22,663      69,861       91,041      91,041    102,876
   18          60,165            0           0           0       21,355      21,355      69,861       99,105      99,105    110,006
   19          63,174            0           0           0       19,693      19,693      69,861      107,926     107,926    117,639
   20          66,332            0           0           0       17,599      17,599      69,861      117,597     117,597    125,829

 Age 60        31,907       17,168      18,918      69,861       24,366      26,116      69,861       33,495      35,245     69,861
 Age 65        40,722       11,999      11,999      69,861       26,059      26,059      69,861       50,467      50,467     69,861
 Age 70        51,973        2,879       2,879      69,861       24,488      24,488      69,861       76,891      76,891     89,194
 Age 75        66,332            0           0           0       17,599      17,599      69,861      117,597     117,597    125,829

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                           MALE NONSMOKER AGE 65

                                                         FEMALE NONSMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $66,006

                       CURRENT COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,640      24,140      66,006       23,122      25,622      66,006       24,605      27,105     66,006
    2          27,563       20,964      23,277      66,006       23,919      26,231      66,006       27,049      29,362     66,006
    3          28,941       20,316      22,441      66,006       24,721      26,846      66,006       29,667      31,792     66,006
    4          30,388       19,697      21,635      66,006       25,538      27,476      66,006       32,487      34,425     66,006
    5          31,907       19,106      20,856      66,006       26,371      28,121      66,006       35,529      37,279     66,006

    6          33,502       18,541      20,104      66,006       27,219      28,782      66,006       38,809      40,372     66,006
    7          35,178       18,191      19,378      66,006       28,272      29,459      66,006       42,536      43,724     66,006
    8          36,936       17,865      18,678      66,006       29,341      30,153      66,006       46,545      47,357     66,006
    9          38,783       17,626      18,001      66,006       30,489      30,864      66,006       50,928      51,303     66,006
   10          40,722       17,348      17,348      66,006       31,593      31,593      66,006       55,602      55,602     66,006

   11          42,758       16,836      16,836      66,006       32,566      32,566      66,006       60,686      60,686     66,006
   12          44,896       16,337      16,337      66,006       33,571      33,571      66,006       66,266      66,266     69,579
   13          47,141       15,853      15,853      66,006       34,608      34,608      66,006       72,352      72,352     75,970
   14          49,498       15,382      15,382      66,006       35,677      35,677      66,006       78,973      78,973     82,921
   15          51,973       14,924      14,924      66,006       36,781      36,781      66,006       86,193      86,193     90,503

   16          54,572       14,478      14,478      66,006       37,920      37,920      66,006       94,074      94,074     98,778
   17          57,300       14,046      14,046      66,006       39,095      39,095      66,006      102,675     102,675    107,809
   18          60,165       13,625      13,625      66,006       40,307      40,307      66,006      112,063     112,063    117,666
   19          63,174       13,216      13,216      66,006       41,558      41,558      66,006      122,309     122,309    128,424
   20          66,332       12,818      12,818      66,006       42,849      42,849      66,006      133,492     133,492    140,166

 Age 70        31,907       19,106      20,856      66,006       26,371      28,121      66,006       35,529      37,279     66,006
 Age 75        40,722       17,348      17,348      66,006       31,593      31,593      66,006       55,602      55,602     66,006

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                           MALE NONSMOKER AGE 65

                                                         FEMALE NONSMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $66,006

                      GUARANTEED COST OF INSURANCE CHARGES

                                                                                                       HYPOTHETICAL 12%
            PREMIUMS              HYPOTHETICAL 0%                       HYPOTHETICAL 6%                GROSS INVESTMENT
            PAID PLUS         GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                 RETURN
            INTEREST    -----------------------------------  -------------------------------------  ----------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER     POLICY        DEATH      SURRENDER    POLICY
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE        VALUE       BENEFIT       VALUE       VALUE
---------  -----------  -----------  ---------  -----------  -----------  -----------  -----------  -----------  ---------
    1          26,250       21,640      24,140      66,006       23,122       25,622       66,006       24,605      27,105
    2          27,563       20,964      23,277      66,006       23,919       26,231       66,006       27,049      29,362
    3          28,941       20,277      22,402      66,006       24,695       26,820       66,006       29,657      31,782
    4          30,388       19,570      21,507      66,006       25,445       27,383       66,006       32,439      34,376
    5          31,907       18,830      20,580      66,006       26,160       27,910       66,006       35,410      37,160

    6          33,502       18,043      19,606      66,006       26,829       28,392       66,006       38,588      40,151
    7          35,178       17,379      18,567      66,006       27,626       28,814       66,006       42,179      43,367
    8          36,936       16,625      17,438      66,006       28,346       29,158       66,006       46,021      46,833
    9          38,783       15,812      16,187      66,006       29,027       29,402       66,006       50,209      50,584
   10          40,722       14,778      14,778      66,006       29,518       29,518       66,006       54,688      54,688

   11          42,758       13,266      13,266      66,006       29,691       29,691       66,006       59,601      59,601
   12          44,896       11,492      11,492      66,006       29,684       29,684       66,006       65,059      65,059
   13          47,141        9,401       9,401      66,006       29,462       29,462       66,006       71,035      71,035
   14          49,498        6,922       6,922      66,006       28,979       28,979       66,006       77,535      77,535
   15          51,973        3,965       3,965      66,006       28,173       28,173       66,006       84,599      84,599

   16          54,572          405         405      66,006       26,962       26,962       66,006       92,266      92,266
   17          57,300            0           0           0       25,229       25,229       66,006      100,579     100,579
   18          60,165            0           0           0       22,814       22,814       66,006      109,578     109,578
   19          63,174            0           0           0       19,500       19,500       66,006      119,303     119,303
   20          66,332            0           0           0       14,992       14,992       66,006      129,795     129,795

 Age 70        31,907       18,830      20,580      66,006       26,160       27,910       66,006       35,410      37,160
 Age 75        40,722       14,778      14,778      66,006       29,518       29,518       66,006       54,688      54,688


 POLICY      DEATH
  YEAR      BENEFIT
---------  ---------
    1         66,006
    2         66,006
    3         66,006
    4         66,006
    5         66,006
    6         66,006
    7         66,006
    8         66,006
    9         66,006
   10         66,006
   11         66,006
   12         68,312
   13         74,587
   14         81,412
   15         88,829
   16         96,879
   17        105,608
   18        115,057
   19        125,268
   20        136,285
 Age 70       66,006
 Age 75       66,006

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                         UNISEX NONSMOKER AGE 65

                                                         UNISEX NONSMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $65,807

                       CURRENT COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,640      24,140      65,807       23,122      25,622      65,807       24,604      27,104     65,807
    2          27,563       20,963      23,275      65,807       23,917      26,229      65,807       27,048      29,360     65,807
    3          28,941       20,315      22,440      65,807       24,719      26,844      65,807       29,664      31,789     65,807
    4          30,388       19,695      21,633      65,807       25,536      27,474      65,807       32,485      34,423     65,807
    5          31,907       19,104      20,854      65,807       26,369      28,119      65,807       35,526      37,276     65,807

    6          33,502       18,540      20,102      65,807       27,217      28,780      65,807       38,807      40,369     65,807
    7          35,178       18,189      19,377      65,807       28,269      29,457      65,807       42,534      43,721     65,807
    8          36,936       17,864      18,676      65,807       29,338      30,151      65,807       46,542      47,354     65,807
    9          38,783       17,625      18,000      65,807       30,487      30,862      65,807       50,924      51,299     65,807
   10          40,722       17,347      17,347      65,807       31,590      31,590      65,807       55,599      55,599     65,807

   11          42,758       16,834      16,834      65,807       32,564      32,564      65,807       60,682      60,682     65,807
   12          44,896       16,336      16,336      65,807       33,569      33,569      65,807       66,261      66,261     69,574
   13          47,141       15,851      15,851      65,807       34,605      34,605      65,807       72,346      72,346     75,963
   14          49,498       15,380      15,380      65,807       35,675      35,675      65,807       78,963      78,963     82,912
   15          51,973       14,922      14,922      65,807       36,778      36,778      65,807       86,183      86,183     90,492

   16          54,572       14,477      14,477      65,807       37,917      37,917      65,807       94,063      94,063     98,766
   17          57,300       14,044      14,044      65,807       39,092      39,092      65,807      102,663     102,663    107,796
   18          60,165       13,624      13,624      65,807       40,304      40,304      65,807      112,050     112,050    117,652
   19          63,174       13,215      13,215      65,807       41,555      41,555      65,807      122,294     122,294    128,409
   20          66,332       12,817      12,817      65,807       42,845      42,845      65,807      133,476     133,476    140,150

 Age 70        31,907       19,104      20,854      65,807       26,369      28,119      65,807       35,526      37,276     65,807
 Age 75        40,722       17,347      17,347      65,807       31,590      31,590      65,807       55,599      55,599     65,807

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      THE FULCRUM FUND-SM- NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                         UNISEX NONSMOKER AGE 65

                                                         UNISEX NONSMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $65,807

                      GUARANTEED COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                    HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------
    1          26,250       21,640      24,140      65,807       23,122      25,622      65,807       24,604      27,104     65,807
    2          27,563       20,963      23,275      65,807       23,917      26,229      65,807       27,048      29,360     65,807
    3          28,941       20,273      22,398      65,807       24,691      26,816      65,807       29,652      31,777     65,807
    4          30,388       19,560      21,498      65,807       25,436      27,374      65,807       32,430      34,368     65,807
    5          31,907       18,814      20,564      65,807       26,145      27,895      65,807       35,397      37,147     65,807

    6          33,502       18,017      19,580      65,807       26,805      28,367      65,807       38,567      40,129     65,807
    7          35,178       17,340      18,527      65,807       27,589      28,777      65,807       42,149      43,336     65,807
    8          36,936       16,571      17,383      65,807       28,295      29,108      65,807       45,981      46,793     65,807
    9          38,783       15,740      16,115      65,807       28,961      29,336      65,807       50,160      50,535     65,807
   10          40,722       14,686      14,686      65,807       29,434      29,434      65,807       54,631      54,631     65,807

   11          42,758       13,150      13,150      65,807       29,586      29,586      65,807       59,536      59,536     65,807
   12          44,896       11,353      11,353      65,807       29,558      29,558      65,807       64,989      64,989     68,238
   13          47,141        9,237       9,237      65,807       29,314      29,314      65,807       70,956      70,956     74,504
   14          49,498        6,735       6,735      65,807       28,808      28,808      65,807       77,447      77,447     81,319
   15          51,973        3,757       3,757      65,807       27,981      27,981      65,807       84,500      84,500     88,725

   16          54,572          180         180      65,807       26,750      26,750      65,807       92,157      92,157     96,765
   17          57,300            0           0           0       25,002      25,002      65,807      100,460     100,460    105,483
   18          60,165            0           0           0       22,576      22,576      65,807      109,448     109,448    114,920
   19          63,174            0           0           0       19,258      19,258      65,807      119,163     119,163    125,121
   20          66,332            0           0           0       14,758      14,758      65,807      129,645     129,645    136,127

 Age 70        31,907       18,814      20,564      65,807       26,145      27,895      65,807       35,397      37,147     65,807
 Age 75        40,722       14,686      14,686      65,807       29,434      29,434      65,807       54,631      54,631     65,807

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.